                               CASH ACCOUNT TRUST
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 1996

     Zurich Kemper Investments, Inc., the Fund's investment manager, is gradually increasing the temporary expense limitations of the Government Securities Portfolio and Tax-Exempt Portfolio to 1.00% and .95%, respectively. Expenses are expected to increase to these levels by approximately June 1, 1997. Therefore, the "Summary of Expense" table in the Prospectus is revised as follows:

SUMMARY OF EXPENSES
SHAREHOLDER TRANSACTION EXPENSES(1).........................................NONE

ANNUAL FUND OPERATING EXPENSES
(AFTER FEE WAIVER AND EXPENSE ABSORPTION) (AS A PERCENTAGE OF AVERAGE NET
ASSETS)

                                                                  MONEY      GOVERNMENT
                                                                 MARKET      SECURITIES    TAX-EXEMPT
                                                                PORTFOLIO    PORTFOLIO     PORTFOLIO
                                                                ---------    ----------    ----------
Management Fees.............................................       .17%         .18%          .18%
12b-1 Fees(2)...............................................       .60%         .60%          .50%
Other Expenses..............................................       .23%         .22%          .27%
                                                                  -----        -----          ----
Total Operating Expenses....................................      1.00%        1.00%          .95%
                                                                  =====        =====          ====

---------------
(1) Investment dealers and other firms may independently charge shareholders additional fees; please see their materials for details.

(2) As a result of the accrual of 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

                                                  PORTFOLIO          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                EXAMPLE                           ---------          ------    -------    -------    --------
You would pay the following expenses        Money Market              $10        $32        $55        $122
  on a $1,000 investment, assuming          Government Securities     $10        $32        $55        $122
  (1) 5% annual return and                  Tax-Exempt                $10        $30        $53        $117
  (2) redemption at the end of each time
  period:

CAT-1A(4/97)